Exhibit 99.3

UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

Introduction

On June 1, 2021, Kaleyra, Inc. (“Kaleyra”) and Vivial Inc. (“Vivial”) completed the acquisition by Kaleyra of the business owned by Vivial known as mGage (the “Merger”).

For the purpose of the preparation of this unaudited pro forma combined financial information the historical financial information of mGage has been derived from the unaudited historical condensed consolidated financial statements as of and for the three months ended March 31, 2021 and the audited historical consolidated financial statements as of and for the year ended December 31, 2020 of Vivial Networks LLC (“Vivial Networks”), a subsidiary of Vivial, which, together with its subsidiaries, substantially represents the operations of mGage.

The following unaudited pro forma condensed combined financial information as of and for the three months ended March 31, 2021 is based on the unaudited historical condensed consolidated financial statements of Kaleyra as of and for the three months ended March 31, 2021, and the unaudited historical condensed consolidated financial statements of Vivial Networks as of and for the three months ended March 31, 2021. The following unaudited pro forma combined financial information for the year ended December 31, 2020 is based on the audited historical consolidated financial statements of Kaleyra for the year ended December 31, 2020, and the audited historical consolidated financial statements of Vivial Networks for the year ended December 31, 2020. The above historical financial information of Kaleyra and Vivial Networks has been adjusted to give effect to the following transactions, (together, the “Transactions”):

•	The Merger;

•	The issue of PIPE Shares (as defined below);

•	The issuance of the Notes (as defined below);

•	The payment by Kaleyra of the consideration for the Merger (the “Merger Consideration”) to Vivial equity holders; and

•	The payment by Kaleyra of certain fees, expenses and other amounts associated with the Merger.

The unaudited pro forma condensed combined balance sheet as of March 31, 2021 gives effect to the Transactions as if they had occurred on March 31, 2021. The unaudited pro forma combined statements of operations for the three months ended March 31, 2021 and the year ended December 31, 2020 gives effect to the Transactions as if they had occurred on January 1, 2020.

The unaudited pro forma combined financial information does not necessarily reflect what the combined company’s financial condition or results of operations would have been, had the Merger occurred on the dates indicated. It also may not be useful in predicting the future financial condition and results of operations of the combined company. The actual financial condition and results of operations of the combined company may differ significantly from the pro forma amounts reflected herein due to a variety of factors.

Kaleyra Inc.

Pro Forma Condensed Combined Balance Sheet

As of March 31, 2021

(Unaudited)

	Historical		Pro forma
(in thousands)	Kaleyra	Vivial Networks	Closing Cash Adjustment	Financing Adjustment	Merger Adjustment	Pro forma Combined
			Note 4	Note 5	Note 6
ASSETS
Current assets:
Cash and cash equivalents	$35,507	$11,068	$(8,400)	$287,720	$(202,314)	$123,581
Short-term investments	4,287	—	—	—	—	4,287
Trade receivables, net	41,611	24,746	—	—	—	66,357
Prepaid expenses	1,233	1,599	—	—	(658)	2,174
Other current assets	5,222	—	—	—	—	5,222

Total current assets	87,860	37,413	(8,400)	287,720	(202,972)	201,621
Property and equipment, net	7,113	8,402	—	—	—	15,515
Intangible assets, net	7,156	—	—	—	103,700	110,856
Goodwill	16,612	—	—	—	104,878	121,490
Deferred tax assets	40	—	—	—	623	663
Other long-term assets	299	—	—	—	—	299

Total assets	$119,080	$45,815	$(8,400)	$287,720	$6,229	$450,444

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current liabilities:
Accounts payable	$46,135	$21,653	$—	$—	$—	$67,788
Notes payable due to related parties	3,750	—	—	—	—	3,750
Lines of credit	4,439	—	—	—	—	4,439
Current portion of bank and other borrowings	8,082	—	—	—	—	8,082
Deferred revenue	3,107	490	—	—	(490)	3,107
Payroll and payroll related accrued liabilities	3,374	—	—	—	—	3,374
Other current liabilities	2,786	—	—	—	—	2,786

Total current liabilities	71,673	22,143	—	—	(490)	93,326
Long-term portion of bank and other borrowings	31,020	—	—	—	—	31,020
Long-term portion of notes payable	405	—	—	129,804	—	130,209
Derivative liability	—	—	—	58,866	—	58,866
Deferred tax liabilities	—	—	—	—	6,274	6,274
Long-term portion of employee benefit obligation	1,886	—	—	—	—	1,886
Other long-term liabilities	2,158	93	—	—	(93)	2,158

Total liabilities	107,142	22,236	—	188,670	5,691	323,739
Stockholders’ equity (deficit):
Common stock	3	—	—	1	—	4
Additional paid-in capital	122,252	65,497	(8,400)	99,049	(38,265)	240,133
Treasury stock, at cost	(30,431)	—	—	—	—	(30,431)
Accumulated other comprehensive income (loss)	(1,725)	(241)	—	—	241	(1,725)
Accumulated deficit	(78,161)	(41,677)	—	—	38,562	(81,276)

Total stockholders’ equity (deficit)	11,938	23,579	(8,400)	99,050	538	126,705

Total liabilities and stockholders’ equity (deficit)	$119,080	$45,815	$(8,400)	$287,720	$6,229	$450,444

See accompanying notes to unaudited pro forma combined financial information.

Kaleyra Inc.

Pro Forma Condensed Combined Statement of Operations

For the Three Months Ended March 31, 2021

(Unaudited)

	Historical		Pro forma
(in thousands, except share and per share data)	Kaleyra	Vivial Networks Reclassified	Financing Adjustment	Merger Adjustment	Pro forma Combined
		Note 3	Note 5	Note 6
Revenue	$39,714	$31,861	$—	$—	$71,575
Cost of revenue	33,390	22,996	—	1,905	58,291

Gross profit	6,324	8,865	—	(1,905)	13,284

Operating expenses:
Research and development	2,868	2,847	—	—	5,715
Sales and marketing	2,859	1,151	—	2,004	6,014
General and administrative	10,602	1,302	—	3,195	15,099

Total operating expenses	16,329	5,300	—	5,199	26,828

Income (loss) from operations	(10,005)	3,565	—	(7,104)	(13,544)
Other income, net	45	—	—	—	45
Financial income (expense), net	(719)	—	(6,320)	—	(7,039)
Foreign currency income (loss)	355	(49)	—	—	306

Income (loss) before income tax expense (benefit)	(10,324)	3,516	(6,320)	(7,104)	(20,232)
Income tax expense (benefit)	34	(42)	—	(1,057)	(1,065)

Net income (loss)	$(10,358)	$3,558	$(6,320)	$(6,047)	$(19,167)

Net loss per common share basic and diluted:	$(0.34)				$(0.47)

Weighted average common shares used in computing net loss per common share basic and diluted	30,364,943				40,364,943

See accompanying notes to unaudited pro forma combined financial information.

Kaleyra Inc.

Pro Forma Combined Statement of Operations

For the Year Ended December 31, 2020

(Unaudited)

	Historical		Pro forma
(in thousands, except share and per share data)	Kaleyra	Vivial Networks Reclassified	Financing Adjustment	Merger Adjustment	Pro forma Combined
		Note 3	Note 5	Note 6
Revenue	$147,368	$141,274	$—	$—	$288,642
Cost of revenue	122,932	92,973	—	7,620	223,525

Gross profit	24,436	48,301	—	(7,620)	65,117

Operating expenses:
Research and development	9,745	12,943	—	—	22,688
Sales and marketing	12,866	5,761	—	8,018	26,645
General and administrative	28,195	5,608	—	4,918	38,721

Total operating expenses	50,806	24,312	—	12,936	88,054

Income (loss) from operations	(26,370)	23,989	—	(20,556)	(22,937)
Other income, net	112	—	—	—	112
Financial income (expense), net	(1,475)	2	(28,175)	—	(29,648)
Foreign currency income (loss)	(1,353)	(229)	—	—	(1,582)

Income (loss) before income tax expense (benefit)	(29,086)	23,762	(28,175)	(20,556)	(54,055)
Income tax expense (benefit)	(2,276)	—	—	(4,230)	(6,506)

Net income (loss)	$(26,810)	$23,762	$(28,175)	$(16,326)	$(47,549)

Net loss per common share basic and diluted:	$(1.09)				$(1.37)

Weighted average common shares used in computing net loss per common share basic and diluted	24,652,004				34,652,004

See accompanying notes to unaudited pro forma combined financial information

NOTES TO THE PRO FORMA COMBINED FINANCIAL INFORMATION

(Unaudited)

(in thousands of United States dollars, except for share and per share amounts, unless otherwise noted)

1.	Basis of Presentation

The unaudited pro forma condensed combined financial information as of and for the three months ended March 31, 2021 has been derived from the unaudited historical condensed consolidated financial statements of Kaleyra as of and for the three months ended March 31, 2021 and the unaudited historical condensed consolidated financial statements of Vivial Networks as of and for the three months ended March 31, 2021. The unaudited pro forma combined financial information for the year ended December 31, 2020 has been derived from the audited historical consolidated financial statements of Kaleyra for the year ended December 31, 2020 and the audited historical consolidated financial statements of Vivial Networks for the year ended December 31, 2020. Certain Vivial Networks historical amounts have been reclassified to conform to the Kaleyra’s financial statement presentation.

The unaudited pro forma combined financial information has been prepared in accordance with Article 11 of Regulation S-X. In addition, the acquisition method of accounting for business combinations was used in accordance with Accounting Standards Codification 805, Business Combinations, with Kaleyra treated as the acquirer. Under the acquisition method of accounting, the fair value of the purchase consideration has been determined as of the closing date of the Merger when Kaleyra obtained control of mGage. The purchase price has been allocated to the underlying assets acquired and liabilities assumed based on their respective fair values, with any excess purchase price allocated to goodwill. The preliminary pro forma purchase price allocation was based on the fair value of the Merger Consideration (as described below) and preliminary estimates of the fair values of the acquired assets and liabilities assumed. In arriving at the estimated fair values, Kaleyra has considered the estimates of independent valuation professionals, which were based on preliminary reviews of the assets related to Vivial Networks (known as mGage). Accordingly, the pro forma adjustments are preliminary, have been made solely for the purpose of providing pro forma combined financial information, and are subject to revision based on a final determination of fair values. Differences between these preliminary estimates and the final Merger accounting may have a material impact on the accompanying pro forma combined financial information and the post-Merger company’s future consolidated results of operations and financial position.

Kaleyra and Vivial have not had any historical relationship prior to the Merger. Accordingly, no pro forma adjustments were required to eliminate activities between the companies.

On June 1, 2021, Kaleyra and Vivial Media, LLC (“Vivial Media”) entered into a Transition Services Agreement (the “TSA”) for the administration of certain accounting, rental, payroll and human resources services as well as of services related to the network operating center (“NOC”) effective subsequent to the closing of the Merger. The unaudited historical condensed consolidated financial statements of Vivial Networks as of and for the three months ended March 31, 2021 and the audited historical consolidated financial statements of Vivial Networks as of and for the year ended December 31, 2020 already include certain related party expenses incurred in connection with services substantially comparable to those governed by the TSA. For the purpose of the unaudited pro forma combined financial information, Kaleyra has assumed that the expenses included in the historical consolidated financial statements of Vivial Networks represent a good estimate of the expenses that Kaleyra will incur in connection with the TSA on a recurring basis.

2.	The Merger

Merger Consideration

The Merger Consideration consisted of cash consideration and common stock consideration. In particular, the common stock consideration was paid with the issuance of a total of 1,600,000 shares of Kaleyra common stock (the “Parent Common Stock”). The remainder of the Merger Consideration was paid in cash.

The following table summarizes the components of the Merger Consideration:

(in thousands, except share data)	Shares	Kaleyra share price as of June 1, 2021
Cash consideration paid (1)			$199,199
Fair value of Parent Common Stock issued to Vivial equity holders (2)	1,600,000	11.77	18,832

Merger Consideration			$218,031

(1)	Amount subject to adjustment upon finalization of the final net working capital adjustment.
(2)

1,600,000 shares of newly issued Parent Common Stock issued pursuant to the Merger Agreement to the Vivial equity holders based upon the $11.77 per share closing Parent Common Stock price as of June 1, 2021.

Preliminary Purchase Price Allocation

The table below represents the preliminary purchase price allocation as if the Merger had been completed on March 31, 2021:

(in thousands)	As of March 31, 2021
Property and equipment	$8,402
Intangible assets (1)	103,700
Deferred tax assets on net operating losses	22,400
Cash and cash equivalents	2,668
Trade receivables	24,746
Prepaid expenses	941
Deferred tax liabilities on intangible assets	(28,051)
Accounts payable and other liabilities (current and non-current)	(21,653)
Net identifiable assets acquired	113,153
Goodwill	104,878

Net assets acquired	$218,031

(1)	Refer to Note 6 a. (ii) for information on the intangible assets acquired.

The preliminary purchase price allocation has been used to prepare the Merger pro forma adjustments (see Note 6). The purchase price allocation will be finalized when the valuation analysis is complete. The final allocation could differ materially from the preliminary allocation used in the Merger pro forma adjustment.

3.	Accounting Policies and Reclassifications

For the purpose of the preparation of this unaudited pro forma combined financial information, Kaleyra performed a preliminary assessment of Vivial Networks’ financial information to identify differences in accounting policies in the financial statement presentation as compared to those of Kaleyra. At the time of preparing this unaudited pro forma combined financial information, Kaleyra has not identified all the proper reclassifications necessary to conform Vivial Networks’ accounting policies to Kaleyra’s accounting policies. Following the Merger, the combined company will finalize the review of accounting policies, which could be materially different from the amounts set forth in the unaudited pro forma condensed combined financial information presented herein.

No reclassifications were made to present Vivial Networks’ unaudited historical condensed consolidated balance sheet as of March 31, 2021 to conform with that of Kaleyra.

Refer to the table below for a summary of reclassifications made to present Vivial Networks’ unaudited historical condensed consolidated statement of operations for the three months ended March 31, 2021 to conform with that of Kaleyra:

(in thousands) Kaleyra Presentation	Vivial Networks Presentation	Historical Vivial Networks	Accounting policy and reclassification adjustments	Note	Historical Vivial Networks reclassified
Revenue	Revenue	$31,861	$—		$31,861
	Operating expenses:
Cost of revenue	Cost of revenue (exclusive of certain depreciation and amortization expenses included below)	22,246	750	(1)	22,996

Gross profit					8,865
Operating expenses:
Research and development			2,847	(2)	2,847
Sales and marketing			1,151	(3)	1,151
General and administrative	Selling, general and administrative expense	5,243	(3,941)	(4)	1,302
	Depreciation and amortization	856	(856)	(5)	—

Total operating expenses	Total operating expenses	28,345	(49)		5,300

Loss from operations	Operating income	3,516	49		3,565
	Other (income) expenses:
Foreign currency income (loss)	Interest expense		(49)	(6)	(49)

	Total other expense, net	—	(49)

Loss before income tax expense (benefit)	Income (loss) before income taxes	3,516	—		3,516
Income tax expense (benefit)	Income tax (benefit)	(42)	—		(42)

Net income (loss)	Net income	$3,558	$—		$3,558

(1)	Represents a reclassification of depreciation and amortization to cost of revenue.
(2)	Represents a reclassification of selling, general and administrative expense to research and development.
(3)	Represents a reclassification of selling, general and administrative expense to sales and marketing.
(4)	Includes a reclassification of depreciation and amortization to general and administrative.
(5)	Represents a reclassification of depreciation and amortization to cost of revenue and general and administrative.
(6)	Represents a reclassification of selling, general and administrative expense to foreign currency income (loss).

Refer to the table below for a summary of reclassifications made to present Vivial Networks’ audited historical consolidated statement of operations for the year ended December 31, 2020 to conform with that of Kaleyra:

(in thousands) Kaleyra Presentation	Vivial Networks Presentation	Historical Vivial Networks	Accounting policy and reclassification adjustments	Note	Historical Vivial Networks reclassified
Revenue	Revenue	$141,274	$—		$141,274
	Operating expenses:
Cost of revenue	Cost of revenue (exclusive of certain depreciation and amortization expenses included below)	89,906	3,067	(1)	92,973

Gross profit					48,301
Operating expenses:
Research and development			12,943	(2)	12,943
Sales and marketing			5,761	(3)	5,761
General and administrative	Selling, general and administrative expense	24,112	(18,504)	(4)	5,608
	Depreciation and amortization	3,496	(3,496)	(5)	—

Total operating expenses	Total operating expenses	117,514	(229)		24,312

Loss from operations	Operating income	23,760	229		23,989
	Other (income) expenses:
Financial income (expense), net	Interest income	2	—		2
Foreign currency income (loss)	Interest expense		(229)	(6)	(229)

	Total other expense, net	2	(229)

Loss before income tax expense (benefit)	Income (loss) before income taxes	23,762	—		23,762
Income tax expense (benefit)	Income tax (benefit)	—	—		—

Net income (loss)	Net income	$23,762	$—		$23,762

(1)	Represents a reclassification of depreciation and amortization to cost of revenue.
(2)	Represents a reclassification of selling, general and administrative expense to research and development.
(3)	Represents a reclassification of selling, general and administrative expense to sales and marketing.
(4)	Includes a reclassification of depreciation and amortization to general and administrative.
(5)	Represents a reclassification of depreciation and amortization to cost of revenue and general and administrative.
(6)	Represents a reclassification of selling, general and administrative expense to foreign currency income (loss).

4.	Closing cash pro forma adjustment

Vivial Networks final cash was adjusted for the effect of dividends distributed in the period from April 1, 2021 to June 1, 2021 amounting to $8,400,000 in connection with the Merger.

5.	Financing pro forma adjustment

The following summarizes the pro forma adjustments related to the issuance of common stock and convertible notes to finance the Merger (collectively, the “Financing”).

(i)

Proceeds from the issue and sale by Kaleyra, of an aggregate of 8,400,000 shares of Kaleyra common stock (the “PIPE Shares”) to certain institutional investors (the “PIPE Investors”) at $12.50 per share, pursuant to the subscription agreements dated February 18, 2021; and

(ii)

Proceeds from the issue in a private placement, of $200,000,000 aggregate principal amount of unsecured convertible notes (the “Notes”) to certain institutional investors. The Notes will bear interest at a rate of 6.125% per annum, payable semi-annually, and will be convertible into shares of Kaleyra common stock at a conversion price of $16.875 per share in accordance with the terms of the indenture governing the Notes, and will mature five years after their issuance.

a. Financing pro forma adjustments to the condensed combined balance sheet as of March 31, 2021

i.	Pro forma adjustment to Cash and cash equivalents consists of the following:

(in thousands)	As of March 31, 2021
Proceeds from Parent Common Stock issued to the PIPE Investors	$105,000
Parent Common Stock issuance costs	(5,950)
Proceeds from issuance of the Notes	200,000
Notes issuance costs	(11,330)

Net pro-forma adjustment to Cash and cash equivalents	$287,720

ii.	Pro forma adjustment to Long-term portion of notes payable consists of the following:

(in thousands)	As of March 31, 2021
Proceeds from issuance of the Notes	$200,000
Notes issuance costs (1)	(11,330)
Derivative liability fair value	(58,866)

Net pro forma adjustment to Long- term portion of notes payable	$129,804

(1)	Amortized over the contractual term of the Notes.

iii.

Pro forma adjustment to Derivative liability consists of $58,866,000 and reflects the bifurcation of the conversion feature, the mandatory and voluntary redemption and the interest make-whole provision.

iv.	Pro forma adjustment to Total stockholders’ equity (deficit) consists of the following:

(in thousands)	As of March 31, 2021
	Common Stock	Additional paid-in capital	Total stockholders’ equity (deficit)
Proceeds from Parent Common Stock issued to the PIPE Investors	$1	$104,999	$105,000
Parent Common stock issuance costs	—	(5,950)	(5,950)

	$1	$99,049	$99,050

b. Financing pro forma adjustments to the condensed combined statement of operations for the three months ended March 31, 2021 and to the combined statement of operations the year ended December 31, 2020

i.	Pro forma adjustment to Financial income (expense), net consists of the following:

(in thousands)	Three Months ended March 31, 2021	Year ended December 31, 2020
Contractual interest expense on the Notes	$3,063	$12,250
Amortization of the Notes issuance costs	570	2,747
Accretion expenses of the Notes discount	2,687	13,178

Financial (income) expense, net	$6,320	$28,175

No pro forma adjustment was recognized for the change in fair value of the derivative related to the Notes, as it cannot be reasonably estimated.

No pro forma tax benefit has been reflected in connection with the pro forma adjustment to Financial income (expense), net as Kaleyra is in a net loss tax position and a valuation allowance would be established for the amount of any deferred tax assets.

6.	Merger pro forma adjustment

a. Merger pro forma adjustment to the condensed combined balance sheet as of March 31, 2021

i.	Pro forma adjustment to Cash and cash equivalents consists of the following:

(in thousands)	As of March 31, 2021
Cash consideration paid (1)	$(199,199)
Estimated Merger expenses	(3,115)

Net pro forma adjustment to Cash and cash equivalents	$(202,314)

(1)	Amount subject to adjustment upon finalization of the final net working capital adjustment.

ii.

Pro forma adjustment to Intangible assets, net to recognize the estimated fair value of intangible assets acquired consisting of customer relationships, developed technology and trade names that would have been recorded if the Merger occurred on March 31, 2021 consists of the following:

(in thousands)	As of March 31, 2021
Preliminary fair value of identifiable intangible assets:
Customer relationships	$57,400
Developed technology	38,100
Trade names	8,200

Total adjustment to Intangible assets, net	$103,700

The fair value estimates for identifiable intangible assets are preliminary and are based upon assumptions that market participants would use in pricing an asset. The calculated value is preliminary, subject to change and could vary materially from the final purchase allocation.

iii.	Pro forma adjustment of $104,878,000 to Goodwill to recognize the resulting goodwill that would have been recorded if the Merger had been completed on March 31, 2021.

iv.

Pro forma adjustments of $28,051,000 to record deferred tax liabilities recognized on Intangible assets, net acquired in the Merger and of $22,400,000 to record deferred tax assets on Vivial federal net operating loss carryforwards (“NOLs”). Deferred tax assets and liabilities have been presented on a net basis, where applicable. The combined company’s ability to use NOLs to offset future taxable income for U.S. federal and state income tax purposes is subject to limitations. In general, under Section 382 of the U.S. Internal Revenue Code, a corporation that undergoes an “ownership change” is subject to limitations on its ability to utilize its pre-change NOLs to offset future taxable income. As of the date hereof, Kaleyra has not made a final determination of the ability to utilize all tax attributes, which determination will be subject to a formal Section 382 analysis upon consummation of the Merger.

v.	Pro forma adjustment to Total stockholders’ equity (deficit) consists of the following:

	As of March 31, 2021
(in thousands)	Common Stock	Additional paid-in capital	Accumu- lated other comprehen- sive income (loss)	Accumulated deficit	Total stockholders’ equity (deficit)
Shares of Parent Common Stock issued to Vivial equity holders	$—	$18,832	$—	$—	$18,832
Elimination of Vivial Networks’ historical equity, as adjusted to reflect the closing cash adjustment	—	(57,097)	241	41,677	(15,179)
Estimated Merger expenses (1)	—	—	—	(3,115)	(3,115)

	$—	$(38,265)	$241	$38,562	$538

(1)	Represents estimated transactions expenses and fees incurred in connection with the Merger. These expenses will not affect the combined statement of operations beyond twelve months after the Merger.

b. Merger pro forma adjustment to the condensed combined statement of operations for the three months ended March 31, 2021 and the combined statement of operations for the year ended December 31, 2020

i.

Pro forma adjustment for amortization of Intangible assets, net is based on the estimated fair values of intangible assets acquired amortized over the respective estimated useful lives. The table below presents the pro forma adjustments for amortization for the three months ended March 31, 2021 and the year ended December 31, 2020:

(in thousands, except estimated useful life in years)	Estimated useful life (in years)	Estimated Fair Value	Three Months Ended March 31, 2021	Year Ended December 31, 2020
Customer relationships	9	$57,400	$1,594	$6,378
Developed technology	5	$38,100	1,905	7,620
Trade names	5	$8,200	410	1,640

Pro forma adjustment for Amortization expense			$3,909	$15,638

Amortization expense related to customer relationships and trade names has adjusted Sales and marketing; amortization expense related to developed technology has adjusted Cost of revenue.

ii.

Pro forma adjustment to record (i) estimated transaction costs incurred in connection with the Merger for $3,115,000 and $4,590,000 for the three months ended March 31, 2021 and the year ended December 31, 2020, respectively, and (ii) certain incremental insurance costs associated with the Merger for $80,000 and $328,000 for the three months ended March 31, 2021 and the year ended December 31, 2020, respectively. The estimated Merger transaction costs will not affect the combined statement of operations beyond twelve months after the Merger.

iii.

Pro forma adjustment to record the income tax impacts of the pro forma adjustments for amortization using a statutory tax rate of 27.05%. This rate does not reflect the combined company’s effective tax rate, which may differ from the rates assumed for purposes of preparing these unaudited pro forma condensed combined financial statements. The applicable statutory tax rates used for these unaudited pro forma condensed combined financial statements will likely vary from the actual effective rates in periods as of and subsequent to the completion of the Merger.

7.	Pro forma loss per common share

Pro forma loss per common share for the three months ended March 31, 2021 and the year ended December 31, 2020 has been calculated based on the estimated weighted average number of common shares outstanding on a pro forma basis, as described below. The pro forma weighted average number of common shares outstanding has been calculated as if the shares issued in the Transactions had been issued and outstanding on January 1, 2021 and January 1, 2020, respectively. The following table sets forth the computation of pro forma weighted average shares for the three months ended March 31, 2021 and the year ended December 31, 2020:

	Three months ended March 31, 2021	Year ended December 31, 2020
Historical Kaleyra weighted average shares	30,364,943	24,652,004
Shares of Parent Common Stock issued to Vivial equity holders	1,600,000	1,600,000
Shares of Kaleyra common stock issued to PIPE Investors	8,400,000	8,400,000

Pro forma weighted average shares used in computing net loss per share – basic and diluted	40,364,943	34,652,004

Kaleyra’s unaudited historical condensed consolidated statement of operations for the three months ended March 31, 2021 and Kaleyra’s audited historical consolidated statement of operations for the year ended December 31, 2020 were in a net loss position, thus Kaleyra’s stock awards and outstanding warrants were excluded from the computation of net loss per share because their effect would have been anti-dilutive. There is no adjustment for the dilutive impact of stock awards and outstanding warrants in the pro forma combined financial information due to the combined results being in a net loss position.

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